UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

GLUCOTRACK, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLUCOTRACK, INC.

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

(201) 842-7715

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2025

To the Stockholders of Glucotrack, Inc:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Glucotrack, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 22, 2025 at 12:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2025, for the following purposes:

1.	the election of five directors, each to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified (Proposal 1);
2.	the ratification of the previous appointment of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 2);
3.	the approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock par value $0.001 per share (“Common Stock”) at a ratio not to exceed one-for-one hundred (Proposal 3);
4.	the approval on an amendment to the Glucotrack, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the aggregate number of shares of Common Stock available for issuance under the 2024 Plan to 7,500,000 shares of Common Stock (Proposal 4); and
5.	the transaction of such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors (the “Board”) has fixed the close of business on April 21, 2025 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. On the Record Date, there were 25,585,853 shares of Common Stock issued and outstanding. Holders of our Common Stock are entitled to vote at the Annual Meeting. In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

The accompanying proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Thursday, May 22, 2025, at 12:00 p.m. Eastern Time. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. Shareholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GCTK2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, the Company urges you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact our Secretary, via mail at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 or via telephone at (201) 842-7715.

The accompanying proxy statement is dated April 28, 2025, and is first being mailed to stockholders of the Company on or about April 28, 2025.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the proxy statement and the proxy card.

You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 22, 2025: The Company’s Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.virtualshareholdermeeting.com/GCTK2025.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Paul Goode
Paul Goode
Chief Executive Officer

Rutherford, New Jersey

April 28, 2025

GLUCOTRACK, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on May 22, 2025

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GLUCOTRACK, INC.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

(201) 842-7715

PROXY STATEMENT FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

2025 Annual Meeting of Stockholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Glucotrack, Inc. (“we,” “us,” the “Company” or “Glucotrack”), which will be held on Thursday, May 22, 2025 at 12:00 p.m. Eastern Time, virtually via the Internet at www.virtualshareholdermeeting.com/GCTK2025. You will need to enter the 16-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) are available to stockholders at www.virtualshareholdermeeting.com/GCTK2025. The proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement for the Annual Meeting is dated April 28, 2025 and is being distributed or made available to stockholders on or about that date.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect five directors, each to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified;

●	Proposal 2: To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accounting firm for the year ending December 31, 2025;

●	Proposal 3: To approve an amendment to the Company’s certificate of incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock par value $0.001 per share (“Common Stock”) at a ratio not to exceed one-for-one hundred; and

●	Proposal 4: To approve an amendment to the Glucotrack, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the aggregate number of shares of Common Stock available for issuance under the 2024 Plan to 7,500,000 shares of Common Stock.

Our “named executive officers” in this proxy statement, as determined under applicable SEC rules for smaller reporting companies like the Company is Paul V. Goode, our Chief Executive Officer.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 40 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholders’ proposals and director nominees for the 2025 Annual Meeting.

If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Glucotrack, Inc.

Corporate Secretary

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

Telephone: (201) 842-7715

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MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws (as amended, the “Bylaws”) provide that the board of directors (“Board”) shall consist of not less than one and not more than fifteen members unless changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board currently has seven members: Andrew K. Balo, John Ballantyne, Erin Carter, Allen Danzig, Dr. Robert Fischell, Paul V. Goode and Luis Malavé. Existing directors Andrew Balo, Erin Carter, Paul V. Goode and Luis Malave have each been nominated for re-election at the Annual Meeting. The Board has also nominated Dr. Victora Carr-Brendel for election to the Board. Mr. Ballantyne, Mr. Danzig and Dr. Fischell have not been nominated for re-election, and their respective terms on the Board and any committees of the Board will expire at the Annual Meeting. The Company and the Board wish to express their gratitude to Mr. Ballantyne, Mr. Danzig and Mr. Fischell for their dedicated service on the Board. Effective at the Annual Meeting, the Board has set the number of directors at five.

If elected, the nominees will hold office until the next annual meeting of stockholders or until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Each of the nominees, except for Dr. Carr-Brendel, is currently a member of our Board, and each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

Name	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Andrew K. Balo	77	Director	2024	0
Victoria Carr-Brendel	60	Director	—	1
Erin Carter	55	Director	2023	0
Paul V. Goode	57	Chief Executive Officer; President; Director	2024	1
Luis Malavé	63	Director	2021	0

(1)	Number of other boards of directors of public companies on which the director currently serves.

There are no family relationships among any of our directors or executive officers.

Below is additional information about the nominees as of the date of this proxy statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he or she should continue to serve as one of our directors.

Andrew K. Balo

Mr. Balo has served as a director of the Company since June 2024. Mr. Balo joined DexCom International, Ltd. as part of the original executive team in 2002 and played a critical role in shaping the company’s future. During his tenure, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. From February 2022 until his retirement on March 24, 2024, Mr. Balo served as Executive Vice President of Clinical, Global Access, and Medical Affairs. Prior to joining Dexcom, Mr. Balo held several leadership positions at St. Jude Medical, including Corporate Vice President of Regulatory, Clinical, and Quality, and also served in executive roles at Baxter, Pacesetter and Endocardial Solutions. Mr. Balo’s extensive leadership experience in clinical and regulatory affairs makes him qualified to serve on the Board of Directors.

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Victoria Carr-Brendel

Dr. Carr-Brendel has served as a member of the board of directors of Vicarious Surgical Inc. (NYSE: RBOT) since January 2023 and is a member of both the audit and compensation committee. Dr. Carr-Brendel served as Group Vice Present of Cochlear Implants at Sonova Group from December 2018 to July 2024, where she doubled the revenue of the division in 5 years and took on meaningful market share gain with international expansion and product launches. Prior to that, she served as Chief Executive Officer of JenaValve Technology, Inc., a medical device company focused on developing minimally invasive transcatheter aortic valve repair systems to treat patients suffering from severe aortic valve disease. From 2004 through 2015, Dr. Carr-Brendel held various roles at Boston Scientific, with her last position overseeing the acquisition of Bayer’s interventional radiology division in 2014. She started her career as a scientist in R&D at Baxter Healthcare, focused on the artificial pancreas, and spent 4 years at Dexcom developing the G1 and G2 sensors. She has amassed over forty patents and took on increasingly larger business and management roles. She holds a B.A. in biology from Monmouth College, an M.S. in microbiology from Iowa State University, and a Ph.D. in microbiology and immunology from the University of Illinois at Chicago. Dr. Carr-Brendel’s qualifications to serve on our Board include over thirty years of medical device development leadership and proven expertise in R&D oversight, continuous glucose sensor development, new product development, business development, commercial execution, and intellectual property portfolio management.

Erin Carter

Ms. Carter has served as a director of the Company since August 25, 2023, and is the Chair of its Audit Committee. Ms. Carter brings 30 years of executive level finance experience in the medical device industry. Ms. Carter (since July of 2024) currently serves as the Chief Financial Officer for the Mayo Collaborative Services, at the Mayo Clinic. Mayo Collaborative Services facilitates access to the Mayo Clinic diagnostic expertise and services with revenues exceeding $1B. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. In addition, during her tenure at Medtronic she grew the Gastrointestinal Solutions division from early tech start-up acquisition of $36M to revenue of $450M in 5 years through organic growth and multiple acquisitions. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering, where she was instrumental in guiding the rapid growth of the company from 200 employees to over 4,000 in under five years. During this time, she managed the integration of two acquisitions and subsequently that company’s sale to Medtronic. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California. Ms. Carter’s extensive executive finance experience, including leadership roles in the medical device space, makes her qualified to serve on our Board.

Paul V. Goode, PhD

Dr. Goode has served as the Company’s Chief Executive Officer since November 2021 and was appointed to the Board in 2024. He most recently served as Vice President of Product Development at Orchestra Biomed where he oversaw development of its implantable cardiac stimulator system for hypertension. Prior to Orchestra, from 2010 until July 2019 Dr. Goode served in several executive roles at EndoStim, including Senior Vice President of R&D, Chief Technology Officer, and Interim Chief Executive Officer. From 2006 through 2010 he served as Vice President of Research and Development at Metacure and from 2004 through 2006 Mr. Goode served as Director of Engineering at Impulse Dynamics. Prior to that, Mr. Goode was employed as Director of Engineering at DexCom and as Senior Engineer at MiniMed. Dr. Goode received his BS, MS and PhD degrees from North Carolina State University. Dr. Goode’s extensive experience in the medical device space qualifies him to serve on our Board.

Luis Malavé

Mr. Malavé has served as a director of the Company since June 22, 2021 and serves on our Audit Committee and Nominating, Governance and Compensation Committee. Mr. Malavé brings more than 30 years of leadership experience in the MedTech industry, primarily in diabetes management, spanning all company stages, from private startups to large-cap publicly listed companies. He has extensive expertise in product development, operations, marketing, strategic partnerships, and US FDA regulatory strategy. Since October 2017, Mr. Malavé has served as President of EOFLOW CO. Ltd., a company listed on the Korea Stock Exchange that has developed a wearable disposable insulin pump. From October 2014 to June 2016, he was COO of Mikroscan Technologies. Prior to that, Mr. Malavé was the President and CEO of Palyon Medical, maker of an implantable drug-delivery system that spun out from German medical-technology giant Fresenius SE. Prior to Palyon, he spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as Chief Operating Officer. He also held various senior positions at Medtronic and MiniMed, overseeing product development of various diabetes management devices. Mr. Malavé earned his Bachelor’s degree in Mathematics and Computer Science from the University of Minnesota, a Master’s degree in Software Engineering from the University of St. Thomas, and an MBA from the University of Maryland. Mr. Malavé’s extensive experience in the medical device space and public company experience qualifies him to serve on our Board.

Required Vote and Recommendation of the Board for Proposal 1

Approval of Proposal 1 requires the affirmative vote of a plurality of shares entitled to vote and present in person or represented by proxy at the Annual Meeting, with respect to each director nominee. This means that each must receive a number of FOR votes representing a plurality of the votes cast at the meeting, whether in person or by proxy. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of each director to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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CORPORATE GOVERNANCE

Independent Directors

Our Board undertook a review of the independence of the individuals named above and determined that each of Andrew K. Balo, Dr. Victoria Carr-Brendel, Erin Carter and Luis Malavé qualifies as an independent director in accordance with the published listing requirements of the Nasdaq Stock Market (“Nasdaq”), the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). The Nasdaq independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. At each executive session, the independent directors designate an independent director to preside over the executive session. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each current member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above and SEC rules and regulations. Each committee of the Board has a written charter approved by the Board. Copies of each charter are posted on our website at www.glucotrack.com under the “Investors” section. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board. The Board will appoint committee members for the 2025 term following the election of directors at the Annual Meeting.

Committee	Chair	Other Members
Audit Committee	Erin Carter	Luis Malavé; Dr. Robert Fischell
Compensation Committee	Luis Malavé	Allen Danzig; Dr. Robert Fischell
Nominating and Corporate Governance Committee	Allen Danzig	Dr. Robert Fischell; Luis Malavé

The primary responsibilities of each committee are described below.

Audit Committee

Our audit committee currently consists of Erin Carter (chair), Dr. Robert Fischell and Luis Malavé. The Board annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that all current members of our audit committee are independent (as independence is currently defined in applicable Nasdaq listing standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Our audit committee held four meetings in 2024.

The Board, based on recommendations from our nominating and corporate governance committee, has determined that Ms. Carter qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Ms. Carter as an “audit committee financial expert” does not impose on her any duties, obligations or liability that are greater than those that are generally imposed on her as a member of our audit committee and the Board, and his designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our audit committee or the Board.

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Our audit committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	setting the compensation of the independent auditor;

●	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

●	establishing policies regarding the hiring of employees or former employees of the independent auditor;

●	preparing the audit committee report required by SEC rules;

●	discussing generally the type and presentation of information to be disclosed in our earnings press releases;

●	reviewing and discussing our management and independent auditor our quarterly financial statements;

●	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	coordinating our Board’s oversight of the performance of our internal audit function;

●	discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled;

●	reviewing and discussing with management our major risk exposures, including financial, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational risks, and the steps we take to prevent, detect, monitor and actively manage such exposures;

●	establishing policies regarding the hiring of employees or former employees of the independent auditor;

●	establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving “related party transactions” involving the Company and officers, directors or stockholders beneficially owning more than 5% of any class of equity security of the Company”; and

●	discussing with the Company’s legal counsel (i) any legal matters that may have a material impact on our financial statements, accounting policies, compliance with applicable laws and regulations and (ii) any material reports, notices or inquiries received from regulators or governmental agencies.

The composition and function of the audit committee is intended to comply with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules.

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Compensation Committee

Our compensation committee currently consists of Luis Malavé (chair), Allen Danzig and Dr. Robert Fischell. The Board has determined that all current members of our compensation committee are independent as independence is currently defined in applicable Nasdaq listing standards. In addition, each member of our compensation committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee held no meetings in 2024.

The compensation committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our compensation committee administers the Company’s 2024 Equity Incentive Plan (the “2024 Plan”), including granting stock options or awarding shares of restricted stock or restricted stock units or to our directors and executive officers. Our compensation committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Our compensation committee has the authority to delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with our governing documents, laws, regulations or listing standards.

In accordance with the Nasdaq rules and our compensation committee charter, our compensation committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant.

The compensation committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to our Board regarding the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

●	making recommendations to our Board regarding the compensation of our directors;

●	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

●	exercising all rights, authority and functions of our Board under all of our stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;

●	preparing the compensation committee report if and to the extent then required by SEC rules; and

●	appointing and overseeing any compensation consultants, legal counsel or other advisors.

The composition and function of our compensation committee is intended to comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the Nasdaq listing rules.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Allen Danzig (chair), Dr. Robert Fischell and Luis Malavé. The Board has determined that each of Dr. Danzig, Dr. Fischell and Mr. Malavé is independent as independence is currently defined in applicable Nasdaq listing standards. Dr. Danzig, Dr. Fischell and Mr. Malavé are also non-employee directors, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our nominating and corporate governance committee did not meet in 2024.

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The nominating and corporate governance committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

●	recommending to our Board the nominees for election to our Board at our annual meetings of stockholders;

●	approving the criteria for selecting nominees for directors;

●	retaining and terminating any search firm to be used to identify director nominees, including authority to approve search firm’s fees and other retention terms;

●	reviewing the composition of each committee of our Board and making recommendations to our Board for changes or rotation of committee members, the creation of additional committees and changes to committee charters;

●	developing and recommending to our Board a set of corporate governance guidelines;

●	reviewing our leadership structure;

●	overseeing an evaluation of our Board and its committees; and

●	overseeing a review of our Board on succession planning for executive officers.

Our nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of our Company’s industry and market. Our nominating and corporate governance committee also considers other factors it deems appropriate.

In evaluating potential nominees to the Board, the nominating and corporate governance committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the nominating and corporate governance committee takes into account that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

When there is a vacancy on the Board, the nominating and corporate governance committee is responsible for considering various potential candidates for director. Our nominating and corporate governance committee considers bona fide candidates from all relevant sources, including current Board members, professional search firms, stockholders and other persons. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Our nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the nominating and corporate governance committee for consideration. If one of our stockholders wishes to recommend a director candidate for consideration by the nominating and corporate governance committee, the stockholder recommendation should be delivered to the chair of the nominating and corporate governance committee at our principal executive offices, and must include information regarding the candidate and the stockholder making the recommendation as required by our amended and restated bylaws. See “Stockholder Proposals” for more information. All of the nominees for election as directors at the Annual Meeting were nominated by the Board. The Company did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the nominating and corporate governance committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.

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Board Meetings and Attendance

The Board held eight meetings in 2024. During 2024, each incumbent member of the Board, except Dr. Fischell, attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of our directors attended our 2024 annual meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has ever been an officer or employee of the Company. No executive officer of the Company serves as a member of the Board or compensation committee of any other entity that has one or more executive officers serving as a member of the Board or our compensation committee.

Board Leadership Structure and Role in Risk Oversight

Under the Company’s Bylaws, the Board elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. The Board of the Company has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for the Company. The Board believes that the independent directors work well together in the current Board structure.

The Company’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board with or without the presence of management.

Each of our Board committees also oversees the management of the Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational matters; and our compensation committee oversees the management of risks associated with our compensation policies and programs.

Oversight of Cybersecurity Risks

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Annual Report on Form 10-K filed with the SEC on March 31, 2025. Our Chief Financial Officer and audit committee evaluates our cybersecurity risk exposure and corresponding mitigations, working alongside our out-sourced information technology team. As part of this oversight, our senior management escalates any significant cybersecurity matters and strategic risk management decisions to our audit committee and Board, granting them comprehensive oversight and the ability to provide guidance on critical cybersecurity issues. We believe this division of responsibilities is the most effective approach for addressing our cybersecurity risks and that our Board leadership structure supports this approach.

Code of Business Conduct

We have adopted a Code of Ethics and Business Ethics (the “Code of Ethics”), which applies to its directors, officers, and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (collectively, the “Covered Persons” and each a “Covered Person”). The full text of the Code of Ethics is available on the “Investors” section of our website, which is located at www.glucotrack.com. The Company intends to satisfy the SEC’s requirements regarding amendments to, or waivers from, the Code of Ethics by posting such information on its website or by filing a Current Report on Form 8-K to disclose such information.

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Employee, Office and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging

We do not have formal stock ownership guidelines for our executive officers, because the compensation committee is satisfied that stock and option holdings among our executive officers provide motivation and align this group’s interests with those of our stockholders.

The Company has an insider trading policy (the “Insider Trading Policy”) which prohibits Covered Persons from buying or selling the Company’s securities while the Covered Person is aware of material nonpublic information about the Company. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report.

We have authorized our executive officers to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) that we designate. As of the record date, one of our directors had a trading plan in effect. These plans may include specific instructions for the broker to exercise vested options and sell our common stock on behalf of the executive officer or director at certain dates if our stock price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer or director would be unable to sell our common stock because material information about us had not been publicly released.

The Company does not currently have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

Limitation of Liability and Indemnification

Our Certificate of Incorporation contains provisions that limit the liability of our directors and officers for damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, and our officers will not be personally liable to our stockholders for monetary damages for breach of fiduciary duty as an officer, in each case except for any liability for:

●	any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

●	any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law;

●	any transaction from which the director or officer derived an improper personal benefit; and

●	an illegal dividend, stock repurchase or redemption under Section 174 of the DGCL.

Our Bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was an agent against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Our Certificate of Incorporation requires us to indemnify and advance expenses to, to the fullest extent permitted by applicable law, our directors and officers.

We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

We believe these provisions in our restated certificate of incorporation are necessary to attract and retain qualified persons as directors and officers.

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Communications to the Board

Stockholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford NJ 07070, Attn: Secretary. The Secretary of the Company has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Secretary of the Company deems a communication to be appropriate, he will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation

Decisions regarding the compensation to be paid to the members of our Board of Directors, if any, are determined and/or ratified by the Board with recommendations given by the Compensation Committee. Non-employee directors are compensated with a combination of cash and shares. Additionally, we provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our Board of Directors and its committees. Directors may also receive equity awards from time to time. The directors who also serve as an employee of the Company do not receive additional compensation for their service as a director.

The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2024 by each of our non-employee directors who served as a director of the Company during that time, which consists of cash retainers and stock grants:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Options Awards ($)	All Other Compensation ($)	Total
Allen Danzig	$70,000	$30,000	$—	$—	$100,000
Luis Malavé	$64,750	$55,250	$—	$—	$120,000
Dr. Robert Fischell	$70,000	$30,000	$—	$—	$100,000
Erin Carter	$45,000	$55,000	$—	$—	$100,000
John Ballantyne	$—	$34,783	$—	$—	$34,783
Andrew Balo	$—	$53,022	$—	$—	$53,022
Shimon Rapps(1)	$43,333	$15,000	$—	$—	$58,333
Andrew Sycoff(1)	$—	$58,333	$—	$—	$58,333
	$293,083	$331,388	$—	$—	$624,471

(1)	On July 29, 2024, the director resigned from the Board.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board annually considers and selects our independent registered public accountants. The Board has selected Fahn Kanne & Co. Grant Thornton Israel to act as our independent registered public accountant for the fiscal year ended December 31, 2025.

Stockholder ratification of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accountant firm is not required by our Bylaws, or otherwise. However, we are submitting the selection of Fahn Kanne & Co. Grant Thornton Israel to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountant firm. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Fahn Kanne & Co. Grant Thornton Israel are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Principal Accounting Fees and Services.

Audit Fees

Fees for services rendered by Fahn Kanne & Co. Grant Thornton Israel for professional services rendered for the 2024 and 2023 audit of our annual financial statements, review of financial statements included in Quarterly Reports on Form 10-Q in 2024 and 2023 and services normally provided by the accountant for statutory and regulatory filings or engagements for those fiscal years, totaled approximately $113,152 and $145,000 for 2024 and 2023, respectively.

Audit-Related Fees

The Company paid Fahn Kanne & Co. Grant Thornton Israel approximately $71,000 and $0 for services rendered by Fahn Kanne & Co. Grant Thornton Israel for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements in 2024 or 2023, respectively.

Tax Fees

The Company did not pay Fahn Kanne & Co. Grant Thornton Israel any fees for the preparation of the Company’s federal or state tax returns in 2024 and 2023.

All Other Fees

The Company did not pay Fahn Kanne & Co. Grant Thornton Israel any fees in 2024 and 2023 for services other than those associated with Fahn Kanne & Co. Grant Thornton Israel audit of the financial statements included in Quarterly Reports on Form 10-Q.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The audit committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants. The Board approved all of the fees paid to Fahn Kanne & Co. Grant Thornton Israel for the years ended December 31, 2024 and 2023.

Required Vote and Recommendation of the Board for Proposal 2

For the selection by the audit committee of Fahn Kanne & Co. Grant Thornton Israel as the independent registered public accounting firm of the Company for the year ending December 31, 2025 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Fahn Kanne & Co. Grant Thornton Israel will have discretionary voting authority with respect to this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FAHN KANNE & CO. GRANT THORNTON ISRAEL AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 3

APPROVAL OF REVERSE STOCK SPLIT

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation to authorize our management to effect a reverse stock split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, not to exceed one-for-one hundred (the “Maximum Split Ratio”), to be determined by management (the “Reverse Stock Split”). A vote for this Proposal 3 will constitute approval of the Reverse Stock Split that, once authorized by management and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine a number of shares of our Common Stock, up to 100 shares of our Common Stock, into one share of our Common Stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding. As used herein, “management” means the Company’s Chief Executive Officer and Chief Financial Officer.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment, in substantially the form set forth in Appendix A of this Proxy Statement, to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to management’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio, up to the Maximum Split Ratio, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as management deems necessary or advisable to implement the Reverse Stock Split.

If adopted and approved by the holders of our outstanding Common Stock, the Reverse Stock Split would be applied at ratio, not to exceed the Maximum Split Ratio, determined by management prior to the one-year anniversary date of the Annual Meeting. The Company’s management team reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq. As we have previously reported, on May 26, 2023, we received notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of our common stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). We had 180 days from May 26, 2023, or through November 22, 2023, to regain compliance with the Bid Price Rule.

On November 24, 2023, we received a second letter from Nasdaq notifying the Company that it had been granted an additional 180 calendar days, or until May 20, 2024 (the “Extended Compliance Period”), to regain compliance with the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

On May 17, 2024, in order to regain compliance with the Bid Price Rule, we filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware which effected, as of 4:30 p.m. Eastern Time, on May 17, 2024, a one-for-five reverse stock split of our issued and outstanding shares of common stock (the “May Reverse Split”). Following the May Reverse Split, the number of shares of common stock outstanding was proportionally reduced. The shares of common stock underlying the outstanding stock options and warrants were similarly adjusted along with corresponding adjustments to their exercise prices. The May Reverse Split also proportionally reduced the total number of authorized shares of common stock from 500,000,000 shares to 100,000,000 shares.

On May 21, 2024, we received a third letter from Nasdaq (the “Letter”) notifying us that it had not regained compliance with the Bid Price Rule during the Extended Compliance Period. The Letter also notified us that our Form 10-Q for the period ended March 31, 2024, indicates that we no longer meet the $2,500,000 minimum stockholders’ equity requirement for continued listing set forth under Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”). Pursuant to Listing Rule 5810(d)(2), the failure to comply with the Minimum Stockholders’ Equity Requirement became an additional and separate basis for delisting.

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Because we were under review for failure to comply with the Bid Price Rule, we were not eligible to submit a plan to regain compliance. Accordingly, unless we would request an appeal of this determination by May 28, 2024, trading of our common stock would be suspended at the opening of business on May 30, 2024, and a Form 25-NSE would be filed with the SEC. We timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). The hearing request resulted in a stay of any suspension or delisting action pending the hearing. On August 5, 2024, we received the decision of the Panel, and they granted us an extension until November 18, 2024 to regain compliance with the Minimum Stockholders’ Equity Requirement.

On November 19, 2024, the Company received a compliance letter (the “Compliance Letter”) from Nasdaq, informing the Company that it has regained compliance with the Minimum Stockholders’ Equity Requirement. The Compliance Letter noted, that because the Company’s bid price has closed below the minimum required by the Bid Price Rule following the Offering, the Panel has determined to impose on the Company a Discretionary Panel Monitor, pursuant to Listing Rule 5815(d)(4)(B), for a period of one year from the date of the Compliance Letter, to ensure that the Company maintains long-term compliance with the Minimum Stockholders’ Equity Requirement, the Bid Price Rule, and all of Nasdaq’s continued listing requirements.

On December 31, 2024, Nasdaq notified the Company that the Company was no longer in compliance with the Bid Price Rule. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until June 30, 2025, to regain compliance with the Bid Price Rule. If at any time before June 30, 2025, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with a written confirmation of compliance with the Bid Price Rule and the matter deemed closed.

If the Company does not regain compliance with the Bid Price Rule by June 30, 2025, the Company may be eligible for an additional 180-day compliance period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Rule, and would need to provide written notice of its intention to cure the bid price deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Capital Market and regain compliance with the Bid Price Rule. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other reasons. The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and may encourage interest and trading in our Common Stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Stock Split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

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Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Bid Price Rule. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Determination of the Ratio for the Reverse Stock Split

If Proposal 3 is approved by stockholders and management determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the ratio of the Reverse Stock Split, not to exceed the Maximum Split Ratio, will be selected by management in its sole discretion. In determining which ratio to use, management will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split. Management will also consider the impact of the ratio on investor interest. The purpose of selecting a maximum is to give management the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have 255,859 shares of Common Stock issued and outstanding if the Maximum Split Ratio is chosen by management.

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Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split.

The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:100 Reverse Stock Split, without giving effect to the issuance of any derivative securities, as of April 18, 2025.

After Each Reverse Stock Split Ratio

	Current	1:100
Common stock Authorized	250,000,000	250,000,000
Common stock Issued and Outstanding	25,585,853	255,859
Number of Shares of Common Stock Reserved for Issuance(1)	16,436	164
Number of Shares of Common Stock Authorized but Unissued and Unreserved	20,318	203
Price per share, based on the closing price of our Common Stock on the Record Date(2)	$0.14	$14.00

(1)	Includes shares reserved for issuance under the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”) and the Company’s 2024 Equity Incentive Plan (the “2024 Plan”). Does not take into effect any increase in the number of shares reserved for issuance pursuant to the Incentive Plan Amendment contemplated in Proposal 4.

(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on the Record Date.

After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “GCTK”, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of April 18, 2025, and are on a pre-Reverse Stock Split basis), including:

●	16,436 shares of Common Stock issuable upon the exercise of options outstanding at a weighted average exercise price of $49.72 per share;

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●	1,278,259 shares of common stock issuable upon exercise of warrants;

●	359,712 shares of common stock issuable upon exercise of outstanding Series A warrants to purchase Common Stock;

●	1,940 shares of common stock issuable upon exercise of outstanding Series B Warrants (not accounting for Adjustments); and

●	20,318 shares of Common Stock issuable under the 2024 Plan.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Maximum Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of April 18, 2025, we had 16,436 shares and 20,319 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2010 Plan and 2024 Plan, respectively. Pursuant to the terms of the 2010 Plan and the 2024 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2010 Plan and the 2024 Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2024 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Maximum Split Ratio set forth in this Proposal 3. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the ratio, up to the Maximum Split Ratio, selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

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We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation of the Board for Proposal 3

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DCGL Change, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT.

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PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE 2024 PLAN TO INCREASE THE NUMBER OF

SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2024 PLAN

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our 2024 Equity Incentive Plan (the “2024 Plan”) which amendment was approved by the Board of Directors on April 17, 2025 (the “Incentive Plan Amendment”), effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, the number of shares available for grant of awards under the 2024 Plan will be increased to 7,500,000 shares of Common Stock. A copy of the amended 2024 Plan is attached hereto as Appendix B and is incorporated by reference into this Proxy Statement.

As of April 18, 2025, a total of 20,319 shares of Common Stock remains available for issuance under the 2024 Plan.

The 2024 Plan was adopted and approved by our Board of Directors and stockholders in 2024. By its terms, the 2024 Plan may be amended by the Board of Directors provided that any amendment that the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by Nasdaq Listing Rules. In addition, stockholder approval is required in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Section 162(m) of the Code.

Shares underlying any awards under the 2024 Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2024 Plan, although shares shall not again become available for issuance as incentive stock options.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2024 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2024 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2024 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2024 Plan.

The material terms of the 2024 Plan are summarized below. This summary of the 2024 Plan is not intended to be a complete description of the 2024 Plan. This summary is qualified in its entirety by the actual text of the 2024 Plan to which reference is made. A copy of the 2024 Plan is attached as Appendix A to our DEF 14A filed with the SEC on April 1, 2024.

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2024, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Outstanding Options, Warrants, or Rights)
Equity compensation plans approved by shareholders	16,436	$49.72	10,321
Equity compensation plans not approved by shareholders	—	—	—

Material Terms of the 2024 Plan

The 2024 Plan was adopted by the Board on March 22, 2024 and by the stockholders on April 26, 2024 (the “Plan Effective Date”).

This section summarizes certain principal features of the 2024 Plan, which may be subject to change. The summary is qualified in its entirety by reference to the complete text of the 2024 Plan.

Purpose

The purpose of the 2024 Plan is to provide employees, directors, and consultants with opportunities to acquire the Company’s shares, or to receive monetary payments based on the value of such shares. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

Persons eligible to participate in the 2024 Plan are employees, directors, and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with the Company. As of the date of this Annual Report, approximately 13 individuals are eligible to participate in the 2024 Plan.

Administration

The 2024 Plan will be administered by the Compensation Committee of our Board of Directors, our Board of Directors, or such other similar committee pursuant to the terms of the 2024 Plan. The plan administrator, which initially will be the Compensation Committee of our Board of Directors, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The plan administrator may delegate to one or more officers of the Company, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

Up to 20,319 shares of our Common Stock may be issued under the 2024 Plan (the “Share Reserve”). Following stockholder approval of the 2024 Plan, no new awards will be made under the 2010 Plan. If the Incentive Plan Amendment is approved by the stockholders, the Share Reserve will be increased in 7,500,000 shares.

Shares issuable under the 2024 Plan may be authorized, but unissued, or reacquired shares of Common Stock. Shares underlying any awards under the 2024 Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2024 Plan, although shares shall not again become available for issuance as incentive stock options.

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Annual Limitation on Awards to Non-Employee Directors

The 2024 Plan contains a limitation whereby the value of all awards under the 2024 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Company’s Board of Directors, and $500,000 in any other calendar year.

Types of Awards

The 2024 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”). Unless otherwise set forth in an individual award agreement, each award shall vest over a three (3) year period, with one-third (1/3) of the award vesting on the first annual anniversary of the date of grant and the remaining portion of the award vesting monthly thereafter.

Stock Options.

The 2024 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2024 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2024 Plan.

The exercise price of each option will be determined by the plan administrator, but such exercise price may not be less than 100% of the fair market value of one share of Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of the shares of Company Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights.

The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be set by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock.

A restricted stock award is an award of shares of Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

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Restricted Stock Units.

Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2024 Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards.

Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2024 Plan and/or cash awards made outside of the 2024 Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Repricing

The 2024 Plan authorizes the plan administrator to take the following repricing actions without stockholder approval: (i) modify the purchase price or the exercise price of any outstanding award or (ii) cancel any award in exchange for cash or another award.

Tax Withholding

Participants in the 2024 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from the shares of Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2024 Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Common Stock covered by outstanding awards made under the 2024 Plan.

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Change in Control

In the event of any proposed change in control (as defined in the 2024 Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all shares of Common Stock, including those that would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The 2024 Plan became effective when approved by our shareholders, and, unless terminated earlier, the 2024 Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend or terminate the 2024 Plan at any time. Any such termination will not affect outstanding awards. No amendment or termination of the 2024 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the 2024 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2024 Plan.

Recoupment Policy

All awards granted under the 2024 Plan, all amounts paid under the 2024 Plan, and all shares of Common Stock issued under the 2024 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

Form S-8

The Company has filed with the SEC a registration statement on Form S-8 covering the shares of Common Stock issuable under the 2024 Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2024 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2024 Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

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The 2024 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options.

No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options.

No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the shares of Common Stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

The current federal income tax consequences of other awards authorized under the 2024 Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the shares of Common Stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock or cash based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

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The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments.

The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A.

The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2024 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

Required Vote and Recommendation of the Board for Proposal 4

For the Incentive Plan Amendment to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 4. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2024 PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2024 PLAN TO 7,500,000 SHARES OF COMMON STOCK.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2025 included in the Company’s Annual Report, as well as the “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee discussed with Fahn Kanne & Co. Grant Thornton Israel the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee received the written disclosures and the letter from Fahn Kanne & Co. Grant Thornton Israel required by applicable requirements of the PCAOB regarding Fahn Kanne & Co. Grant Thornton Israel’s communication with the audit committee concerning independence and has discussed with Fahn Kanne & Co. Grant Thornton Israel their independence.

Based on these reviews and discussions described above, the audit committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report for filing with the SEC. We have selected Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accounting firm for the year ending December 31, 2025 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Submitted by the Audit Committee of the Board:

Erin Carter (Chairman)
Luis Malavé
Dr. Robert Fischell

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Common Stock as of April 21, 2025, or the Evaluation Date, by: (i) each of our current directors, (ii) each of our named executive officers, (iii) all such directors and executive officers as a group and (iv) our five percent or greater stockholders. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 25,585,853 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or settlement of shares issued for services that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the business address of each of the following entities or individuals is 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Common Stock
Named Executive Officers and Directors
Paul V. Goode	27,662	(1)	*
Peter C. Wulff	—		*
Luis Malavé	150,502	(2)	*
Erin Carter	47,710	(3)	*
Dr. Robert Fischell	2,077	(4)	*
Andrew K. Balo	4,490	(5)	*
Allen Danzig	1,922	(6)	*
John A. Ballantyne	3,121,871	(7)	12.02%
All of our named executive officers and directors as a group (8 individuals)	3,356,234	(8)	12.91%

5% or Greater Stockholders
John A. Ballantyne Rev Trust 08/01/2017	3,117,745	(9)	11.82%

*	Indicates less than one percent of the outstanding shares of the Company’s common stock.

(1)	Includes (i) 3,277 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, (ii) 2,896 warrants currently exercisable, (iii) 2,500 shares earned under the IP Purchase Agreement and issuable within 60 days of the Evaluation Date and (iv) 18,989 shares of common stock held directly by Mr. Goode.

(2)	Includes (i) 6,886 warrants currently exercisable, (ii) 2,076 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date and (iii) 141,540 shares of common stock held directly by Mr. Malavé.

(3)	Includes (i) 2,078 warrants currently exercisable, (ii) 1,896 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date and (iii) 43,736 shares of common stock held directly by Ms. Carter.

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(4)	Includes (i) 32 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, (ii) 1,498 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date and (iii) 547 shares of common stock held directly by Dr. Fischell.

(5)	Includes 4,490 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date.

(6)	Includes (i) 1,498 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date and (ii) 424 shares of common stock held directly by Mr. Danzig.

(7)	Includes (i) 4,126 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date, (ii) 2,743,591 shares owned by the John A. Ballantyne Revocable Trust 08/01/2017, and (iii) 374,154 warrants currently exercisable and owned by John A. Ballantyne Revocable Trust 08/01/2017.

(8)	Includes (i) an aggregate of 3,309 shares of common stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, (ii) 386,014 warrants currently exercisable, (iii) 15,584 unissued shares earned in connection with Board service and issuable within 60 days of the Evaluation Date, (iv) 2,500 shares earned under the IP Purchase Agreement and issuable within 60 days of the Evaluation Date and (v) 2,948,827 shares of common stock, held by all directors and executive officers as a group.

(9)	Includes 2,743,591 shares owned by the John A. Ballantyne Revocable Trust 08/01/2017 and 374,154 warrants currently exercisable and owned by John A. Ballantyne Revocable Trust 08/01/2017. The address of John A. Ballantyne Rev Trust 08/01/2017 is 7410 Claire Drive South, Fargo ND 58104. John A. Ballantyne has voting and investment control over the shares held by John A. Ballantyne Rev Trust 08/01/2017.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities.

Based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2024, our directors, executive officers and greater than 10% stockholders did not report the following transactions on a timely basis: a Form 3 filing for Luis Malavé that was due on June 22, 2021, which was filed on March 28, 2025; a Form 3 filing for Andrew Balo that was due on June 14, 2024, which was filed on March 28, 2025; a Form 3 filing for the John A. Ballantyne Revocable Trust 08/01/2017 (the “Ballantyne Trust”) that was due on July 30, 2024, which was filed on March 28, 2025; Forms 4 for Allen Danzig reporting the acquisition of Common Stock on each of October 4, 2022 and April 8, 2024, both of which were not filed (both of the aforementioned acquisitions by Allen Danzig were subsequently reported on a Form 4 filed on March 28, 2025); Forms 4 for Robert Fischell reporting the acquisition of Common Stock on each of August 24, 2021 and April 8, 2024, each of which were not filed (both of the aforementioned acquisitions by Robert Fischell were subsequently reported on a Form 4 filed on March 28, 2025); a Form 4 for Paul Goode disclosing an option grant that was made on June 14, 2024, was not filed; a Form 4 for Paul Goode disclosing the purchase of a warrant on July 1, 2024, was not filed; a Form 4 for Paul Goode reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Paul Goode reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for Paul Goode reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; a Form 4 for Paul Goode reporting the acquisition of Common Stock pursuant to the IP Purchase Agreement, was not filed (each of the aforementioned transactions by Paul Goode were subsequently reported on a Form 4 filed on March 28, 2025); Forms 4 for Erin Carter reporting the acquisition of Common Stock on each of December 31, 2023 and April 8, 2024, both of which were not filed; a Form 4 for Erin Carter reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Erin Carter reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for Erin Carter reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed (each of the aforementioned transactions by Erin Carter were subsequently reported on a Form 4 filed on March 28, 2025); a Form 4 for John Ballantyne reporting the purchase of three warrants on July 30, 2024, was not filed; a Form 4 for John Ballantyne reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for John Ballantyne reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; (each of the aforementioned transactions by John Ballantyne were subsequently reported on a Form 4 filed on March 31, 2025); a Form 4 for the Ballantyne Trust reporting the purchase of three warrants on July 30, 2024, was not filed; a Form 4 for the Ballantyne Trust reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for the Ballantyne Trust reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed (each of the aforementioned transactions by the Ballantyne Trust were subsequently reported on a Form 4 filed on March 31, 2025); Forms 4 for Luis Malavé reporting the acquisition of Common Stock on each of August 31, 2021, December 31, 2021, March 31, 2022, June 30, 2022, October 4, 2022, January 9, 2023, August 20, 2023, December 31, 2024 and April 8, 2024, each of which were not filed; a Form 4 for Luis Malavé reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Luis Malavé reporting the conversion of a promissory note on November 14, 2024, was not filed; and a Form 4 for Luis Malavé reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; (each of the aforementioned transactions by Luis Malavé were subsequently reported on a Form 4 filed on March 31, 2025).

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OUR EXECUTIVE OFFICERS

The table below sets forth the names and ages of our executive officers as of the date of this Proxy Statement and all positions with the Company presently held by each such person. Immediately following the table is biographical information for each of our executive officers, including the positions held by, and principal areas of responsibility of, each such person during the last five years.

Name	Age	Position
Paul V. Goode, PhD	57	Chief Executive Officer; President; Director
Peter Wulff	65	Chief Financial Officer; Treasurer; Secretary

Paul V. Goode, PhD

For biographical information about Dr. Goode, see “Proposal 1: Election of Directors” above.

Peter Wulff

Mr. Wulff was appointed as the Company’s Chief Financial Officer, Treasurer and Secretary on January 28, 2025. Mr. Wulff, served most recently as Chief Financial Officer of Biological Dynamics, Inc., a life science research organization focused on early cancer detection, from January 2023 to June 2024. Prior to his time at Biological Dynamics, Inc., he served as the Chief Financial Officer at JenaValve Technology, Inc., a heart valve technology medical device company, from August 2015 to April 2022. Mr. Wulff has served as the executive financial officer of various other medical technology companies, including PURE Bioscience, Inc. from November 2012 to July 2015, Alphatec Spine Holdings from June 2008 to April 2011, Artes Medical Inc. from January 2005 to May 2008, and CryoCor, Inc. from May 2001 to May 2004. In these roles, he directed and managed accounting and finance and investor relations. He has over 40 years’ experience in financial and operating management in the emerging growth life sciences industry. Mr. Wulff earned his MBA in Finance and his bachelor’s degree in Economics and Germanic Languages from Indiana University.

Family Relationships

There are no family relationships among any of our executive officers or directors.

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EXECUTIVE COMPENSATION

Executive Compensation

We are currently considered a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to “named executive officers.” Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal year ended December 31, 2024 and (ii) our two most highly compensated executive officers, as defined in Exchange Act Rule 3b-7, other than our Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2024, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2024.

This section discusses material components of the executive compensation programs for the Company’s “named executive officers” who area named in the “Summary Compensation Table” below. In 2024, the Company’s “named executive officer” was Paul V. Goode, the Company’s Chief Executive Officer. No other executive officer of the Company received total compensation during the fiscal year ended December 31, 2024 in excess of $100,000, and thus disclosure is not required for any other person.

This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board, with the oversight of the compensation committee is responsible for, among other things, establishing the Company’s general compensation philosophy and overseeing the development and implementation of the Company’s compensation and benefits program. The Board, with the oversight of the compensation committee is also responsible for reviewing the performance of the Company’s Chief Executive Officer and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers. The Board, with the oversight of the compensation committee, also sets and approves the Board’s compensation. In considering and determining the compensation to be paid to the Company’s executive officers, the Board and compensation committee receive information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation. Neither the Company, compensation committee, or Board has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officer for the years ended December 31, 2024 and 2023.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul V Goode	2024	350,000	—	—	—	—	—	—	350,000
Chief Executive Officer	2023	225,000	—	—	258,243	—	—	—	356,237

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Narrative to the Summary Compensation Table

Annual Base Salary

We pay our named executive officer a base salary to compensate him for services rendered to our company. The base salary payable to our named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Equity Compensation

We have granted stock options to our employees, including our named executive officer, in order to attract and retain them, as well as to align their interests with the interests of our shareholders. In order to provide a long-term incentive, these stock options vest over three years subject to continued service.

Executive Compensation Arrangements

Employment Agreement

Set forth below is a summary of the material terms of the employment agreement of our current named executive officer.

Paul Goode

On October 19, 2021, Paul V. Goode was appointed as President and Chief Operating Officer of the Company, effective November 1, 2021 (the “Goode Effective Date”) and currently serves as the Chief Executive Officer.

In this role, Goode leads the Company’s operations, overseeing strategy, design, manufacturing, business and product development and helps to build the U.S. infrastructure in preparation for the U.S. clinical trials of the Company. He devotes such time as necessary to perform his duties but is able to pursue other professional opportunities at the same time. His base salary shall be $175,000 per year (“Base Salary”), and he is entitled to a cash bonus of up to 20% of his annual Base Salary as determined by the Company’s compensation committee (the “Annual Bonus”) and was granted options to purchase up to one-and-a-half percent (1.5%) of the fully diluted Common Stock as of the Goode Effective Date, with a per share exercise price equal to $49.00 per share, which vests in equal monthly installments over a three-year period following the Goode Effective Date.

Upon termination of employment for any reason. the Dr. Goode shall be entitled to all Base Salary earned through the date of termination, any Annual Bonuses, pro-rated, all accrued but unused vacation time, and reimbursement of all reasonable expenses.

The bonus and equity incentives are subject to clawback rights if there is a misstatement of financials which changes any metrics upon which a bonus or incentives are based and the clawback will be pro rata based upon the changes in the financials with respect to the effect on any underlying metrics.

Outstanding Equity Awards as of December 31, 2024

The following table sets forth for the Company’s named executive officer certain information regarding unexercised options as of December 31, 2024:

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration
Name	(#) Exercisable	(#) Unexercisable	Price	Date
Paul V. Goode	3,277	—	$49.00	10/31/31

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Policies and Practices for Granting Certain Equity Awards

We do not schedule equity award grants in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information based on equity grant dates.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance.

Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our principal executive officer (“PEO”) and, on average, to our other named executive officers (non-PEO NEOs) during the specified years alongside total shareholder return (“TSR”).

Year	Summary Compensation Table for PEO(1)($)	Compensation Actually Paid to PEO(2)($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4)($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5) ($))	Net Income(6) ($ in thousands)
2024	350,000	349,643	—	—	37.30	(22,579)
2023	356,237	225,000	220,663	197,500	26.20	(7,096)
2022	485,685	200,641	175,000	205,000	141.00	(4,412)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported for Paul V. Goode as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

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(2)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Goode during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation for 2024 reported in the Summary Compensation Table above to determine the “compensation actually paid” to Dr. Goode:

Description of Amount	2024	2023		2022
Summary Compensation Table – Total Compensation	$350,000		$356,237		$485,685
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(160,036)		$(131,237)		$(285,044)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year*	$159,679	$		$
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For				$
Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—		$—		$—
Compensation Actually Paid	$349,643		$225,000		$200,641

*	The valuation assumptions used to calculate fair value for the year ended December 31, 2024 did not materially differ from those disclosed at the time of grant.

(3)	The Company did not have a Non-PEO named executive officer in 2024. No other executive officer of the Company received total compensation during the fiscal year ended December 31, 2024 in excess of $100,000, and thus disclosure is not required for any other person. James Thrower and Mark Tapsak were our Non-PEO named executive officers in 2023. James Thrower and Jolie Kahn were our Non-PEO named executive officers in 2022.

(4)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K for the Non-PEO named executive officers as a group. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the Non-PEO named executive officers as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO named executive officers as a group for each year to determine the compensation actually paid, using the same methodology used in footnote (2). No information is shown for fiscal year ended December 31, 2024, as there were no Non-PEO named executive officers for that year:

Description of Amount	2023		2022
Summary Compensation Table – Total Compensation		$220,663		$175,000
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year		$(23,163)		$(98,303)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$		$
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For
Which Applicable Vesting Conditions Were Satisfied During Fiscal Year		$—		$128,303
Compensation Actually Paid		$197,500		$205,000

(5)	The amounts shown in this column represent the Company’s Total Shareholder Return (“TSR”) or cumulative growth of a hypothetical $100 investment in the Company made as of December 31, 2021, reflected as of the end of each respective year, and inclusive of the reinvestment of all dividends, where applicable. No dividends were paid on stock or option awards in 2024, 2023 or 2022.

(6)	The dollar amounts reported represent the net income (loss) reflected on our consolidated audited financial statements for the applicable year.

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Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

We had net income (loss) of $(22,579), $(7,096) and $(4,412) in 2024, 2023 and 2022, respectively. However, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2022 to 2024, our net loss increased, and the compensation actually paid for both our PEO and non-PEO named executive officers increased between 2022 and 2024.

Compensation Actually Paid and Cumulative TSR

We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Executive Compensation,” part of the compensation our named executive officers are eligible to receive consists of equity compensation which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view stock options, which are a part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, during 2024 and 2023, we were not a participant in any transaction or series of transactions in which the amount involved did exceed or may exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for 2024 and 2023 in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” and “Director Compensation” on this proxy statement.

Issuance Under Intellectual Property Purchase Agreement

On October 7, 2022, the Company entered into the Intellectual Property Purchase Agreement (the “IP Purchase Agreement”) with Paul Goode, which is the Company’s Chief Executive Officer, pursuant to which Dr. Goode sold, assigned, transferred, conveyed and delivered to the Company, all of his right, title and interest in and to the following assets, properties and rights (collectively, the “Purchased Assets”): (a) all rights, title, interests in all current and future intellectual property, including, but not limited to patents, trademarks, trade secrets, industry know-how and other IP rights relating to an implantable continuous glucose sensor (collectively, the “Conveyed Intellectual Property”); and (b) all the goodwill relating to the Purchased Assets.

In consideration for the sale by Dr. Goode of the Purchased Assets to the Company, the Company paid to Dr. Goode cash in the amount of one dollar and became obligated to issue up to 10,000 shares of Common Stock based upon specified performance milestones as set forth in the IP Purchase Agreement (the “Purchase Price”). In addition, if upon the final issuance of Common Stock under the IP Purchase Agreement, the aggregate 10,000 shares represent less than 1.5% of the then outstanding Common Stock of the Company, the final issuance will include such number of additional shares so that the total aggregate issuance equals 1.5% of the outstanding shares (the “True-Up Shares”) of Common Stock of the Company. All shares of Common Stock to be issued under the IP Purchase Agreement shall be (i) restricted over a limited period as defined in the IP Purchase Agreement and issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and (ii) subject to the lockup provisions.

On December 29, 2023, 1,000 shares of Common Stock were earned under the terms of the IP Purchase Agreement and were issued to Dr. Goode on February 6, 2024. On May 1, 2024, 1,500 shares of Common Stock were earned under the terms of the IP Purchase Agreement for the satisfaction of milestones 1 and 3. On March 25, 2025, the Board determined that milestone 3 had been met under the terms of the IP Purchase Agreement. Dr. Goode was issued an additional 2,500 shares of Common Stock on April 4, 2025.

April Private Placement

On April 22, 2024, the Company entered into a private placement agreement under which the Company issued 3,969 shares of its Common Stock at a price of $126.0 per share for aggregate gross proceeds of $500. The Offering included participation of certain members of the Company’s executive management, Board of Directors and existing shareholders.

June 27 Private Placement

On June 27, 2024, the Company entered into note and warrant purchase agreements with certain officers, directors, and existing investors (the “June 27 Investors”), providing for the private placement of unsecured promissory notes in the aggregate principal amount of $100,000 (the “June 27 Notes”) and warrants (the “June 27 Warrants”) to purchase up to an aggregate of 15,000 shares of Common Stock. The closing of the private placement occurred on July 1, 2024.

The June 27 Notes bore simple interest at the rate of three percent (3%) per annum and were due and payable in cash on the earlier of: (a) twelve (12) months from the date of the June 27 Note; or (b) the date the Company raised third-party equity capital in an amount equal to or in excess of $1,000,000 (the “June 27 Maturity Date”). The Company could prepay the June 27 Notes at any time prior to the June 27 Maturity Date without penalty.

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Each June 27 Warrant has an exercise price of $99.0 per share. The June 27 Warrants are immediately exercisable and have a five-year term.

July 18 Private Placement

On July 18, 2024, the Company entered into a series of convertible promissory notes with certain officers and directors (the “July 18 Investors”), providing for the private placement of unsecured convertible promissory notes in the aggregate principal amount of $360,000 (the “July 18 Notes” and each a “July 18 Note”).

The July 18 Notes bore simple interest at the rate of eight percent (8%) per annum and were due and payable in cash on the earlier of: (a) the twelve (12) month anniversary of the July 18 Note, or (b) the date of closing of a Qualified Financing (defined below) (the “July 18 Maturity Date”).

Except with regard to conversion of the July 18 Notes as discussed below, the Company could not prepay the July 18 Notes without the written consent of the holder. If not sooner repaid, all outstanding principal and accrued but unpaid interest on the July 18 Notes (the “Note Balance”), as of the close of business on the day immediately preceding the date of the closing of the next issuance and sale of capital stock of the Company, in a single transaction or series of related transactions, to investors resulting in gross proceeds to the Company of at least $500,000 (excluding indebtedness converted in such financing) (a “Qualified Financing”), would automatically be converted into that number of shares of equity securities of the Company sold in the Qualified Financing equal to the number of shares calculated by dividing (X) the Note Balance by (Y) an amount equal to the price per share or other unit of equity securities issued in such Qualified Financing, and otherwise on the same terms as the security issued in the Qualified Financing, provided that the conversion price per share shall not be lower than $31.20 (the “Floor Price”).

July 30 Private Placement

On July 30, 2024, the Company entered into a convertible promissory note and three warrant agreements (the “July 30 Warrants”) with an existing investor (the “July 30 Holder”), providing for the private placement of a secured convertible promissory note in the aggregate principal amount of 4,000,000 (the “July 30 Note”). The July 30 Note was not convertible until and unless approved at a meeting of the Company’s stockholders (“Stockholder Approval”). Stockholder Approval was obtained on September 26, 2024. The July 30 Note bore simple interest at the rate of eight percent (8%) per annum and was due and payable in cash on the earlier of: (a) the twelve (12) month anniversary of July 30 Note, or (b) the date of closing of a Sale Transaction (defined below) (the “July 30 Maturity Date”). The July 30 Note was secured by a first-priority security interest on all Company assets.

Except with regard to conversion of the July 30 Note or a Sale Transaction as discussed below, the Company could not prepay the July 30 Notes without the written consent of the July 30 Holder. The July 30 Note (i) was convertible at the discretion of the July 30 Holder at a price equal to the closing price of the Common Stock on the date of conversion and, (ii) if the closing price of the Common Stock exceeds $100.00 per share for a period of five (5) consecutive trading days, would automatically convert at a price equal to the five-day (5) VWAP (subject to adjustment for any stock split, stock dividend, reverse stock split, combination or similar transaction). “VWAP” means the daily volume weighted average price of the Common Stock.

In the event of a Sale Transaction on or prior to the Maturity Date, the Company would repay the July 30 Holder, at the July 30 Holder’s election, as follows: (a) cash equal to 200% of the Note balance, or (b) transaction consideration in the amount to be received by the July 30 Holder in such Sale Transaction if the July 30 Note was converted pursuant to an optional conversion. “Sale Transaction” means a merger or consolidation of the Company with or into any other entity, or a sale of all or substantially all of the assets of the Company, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior to such transaction(s) receive cash, securities or other property in exchange for their shares and, immediately after such transaction(s), own less than 50% of the equity securities of the surviving corporation or its parent.

Each July 30 Warrant becomes exercisable 12 months after its issuance and has term of 10 years. The July 30 Warrants are exercisable for cash only and have no price-based antidilution. The first July 30 Warrant is for 106,667 shares at $37.50 per share. The second July 30 Warrant is for 76,191 shares at $52.50 per share. The third July 30 Warrant is for 59,260 shares at $67.50 per share.

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Concurrent Private Offering

In a private placement offering completed concurrently with the November 2024 Offering (the “Concurrent Private Offering”), the July 30 Holder, which is an existing investor controlled by a director of the Company, converted approximately $4,093,112 of debt, which represented the then outstanding principal and accrued interest under the July 30 Note (the “July 30 Note Debt”). The July 30 Note Debt was converted to Common Stock and Common Warrants on substantially the same terms as the November 2024 Offering, resulting in the issuance of 132,036 shares of Common Stock, 132,036 accompanying Series A Common Warrants, and 132,036 accompanying Series B Common Warrants, based on a conversion price of $31.0 per share, which is equal to the consolidated closing bid price of the Common Stock on the Nasdaq Capital Market on November 12, 2024.

July 18 Note Conversion

In addition, concurrently with the November 2024 Offering, the Company converted on substantially the same terms as the November Offering, the three outstanding July 18 Notes, with an aggregate outstanding principal and accrued interest in the amount of $304,494. As previously disclosed in the Form 8-K filed by the Company with the SEC on July 22, 2024, that disclosed the entry into the July 18 Notes, the July 18 Notes were to automatically convert upon a Qualified Financing, into a number of equity securities of the Company sold in the Qualified Financing, equal to a number of shares calculated by dividing (X) the Note Balance by (Y) an amount equal to the price per share or other unit of equity securities issued in such Qualified Financing, and otherwise on the same terms as the security issued in the Qualified Financing, provided that the conversion price per share shall not be lower than the Floor Price. The three outstanding July 18 Notes automatically converted in connection with the closing of the November 2024 Offering at a conversion price of $31.20, which is equal to the Floor Price as defined in the July 18 Notes, for an aggregate of 9,760 shares of Common Stock, 9,760 Series A Common Warrants, and 9,760 Series B Common Warrants (the “July 18 Note Conversion”).

March 11 Series B Warrant Exchange

On March 11, 2025, the July 30 Holder and the July 18 Investors, exchanged their Series B Common Warrants pursuant to exchange notices, requiring the delivery of an aggregate of 2,749,817 shares of Common Stock. The exchanged Series B Common Warrants represent all Series B Warrants held by the July 30 Holder and the July 18 Investors.

Contracting Agreement

On April 14, 2025, Dr. Victoria Carr-Brendel, a director nominee, through her consulting company, VCarrbrendel, LLC (the “Contractor”), entered into a contracting agreement with the Company, pursuant to which, the Contractor will assist with business development (the “Services”). The term of the contracting agreement is one year. The Contractor will be paid $3,000 per month for the provided Services.

Policy Regarding Related Party Transactions

As set forth in the charter for our audit committee, our audit committee is responsible for reviewing and approving transactions with related persons, as defined in Item 404(a) of Regulation S-K. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business. All related party transactions occurring in the Company’s last fiscal year were approved by either the audit committee or the Board, consistent with the Company’s policy. We intend to ensure that in accordance with the audit committee charter, that the audit committee shall conduct reasonable prior review and oversight of all related party transaction for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which shall be overseen by the compensation committee.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

The Board is furnishing this proxy statement to solicit proxies on its behalf to be voted at the Company’s Annual Meeting or at any adjournment or postponement thereof. The Annual Meeting is scheduled to be held on Thursday, May 22, 2025 at 12:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2025. The information you need to know to vote by proxy or in person at the Annual Meeting is included in this proxy statement. You do not need to attend the Annual Meeting virtually in order to vote.

What is included in these materials?

These materials include this proxy statement, a proxy card and our Annual Report.

What is the purpose of the Annual Meeting?

At the meeting, you will be asked to consider and vote upon:

1.	the election of seven directors, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified;
2.	the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio not to exceed one-for-one hundred;
3.	the ratification of the previous appointment of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accounting firm for the year ending December 31, 2025;
4.	the approval on an amendment to the 2024 Plan to increase the aggregate number of shares of Common Stock available for issuance under the 2024 Plan to 7,500,000 shares of Common Stock; and
5.	the transaction of such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our Board is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first four bullet points listed above.

How does the Board recommend that I vote?

Our Board recommends that you vote:

●	“FOR” each of the nominees to our Board;
●	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio not to exceed one-for-one hundred;
●	“FOR” the ratification of Fahn Kanne & Co. Grant Thornton Israel as our independent registered public accounting firm for the year ending December 31, 2025; and
●	“FOR” the approval of the approval on an amendment to the 2024 Plan to increase the aggregate number of shares of Common Stock available for issuance under the 2024 Plan to 7,500,000 shares of Common Stock.

How do proxies work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the proxy statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs for our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

40

To receive a separate copy of the proxy statement and the Annual Report, you may contact us at the following address and phone number:

Glucotrack, Inc.

Corporate Secretary

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

Telephone: (201) 842-7715

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is entitled to vote at the Annual Meeting?

Our Board has fixed the close of business on April 21, 2025 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our Common Stock as of the close of business on the Record Date. On the Record Date, there were 25,585,853 shares of Common Stock outstanding and entitled to vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 for a period of at least ten (10) days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the Annual Meeting.

How do I vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

41

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2025. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2025. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How will my shares be voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed by you in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the approval of each of the director nominees, “FOR” each of Proposal 2, Proposal 3, and Proposal 4, and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of election, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

42

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one third of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting as of the Record Date are represented in person or by proxy. Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose. No business may be conducted at the Annual Meeting if a quorum is not present. If less than one third of outstanding shares of Voting Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How do I vote my shares in person if they are held by my broker?

If you hold your shares through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution. If you hold shares in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares that you intend to vote from your bank, broker or other nominee that held your shares as of the Record Date. You will also need proof of identity for entrance to the meeting.

What vote is required for the proposals?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of five directors	A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote	No

(2)	Ratification of the appointment of Fahn Kanne as the Company’s independent registered accounting firm for the fiscal year ended December 31, 2025	A majority of shares present or represented by proxy at the meeting and entitled to vote	Yes

(3)	Approval of Reverse Stock Split	A majority of votes cast	Yes

(4)	Approval of an amendment to the 2024 plan to increase the number of shares of common stock authorized for issuance under the 2024 Plan	A majority of shares present or represented by proxy at the meeting and entitled to vote	No

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST all proposals.

Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.

43

Proposal 1 and Proposal 4 are considered “non-routine” matters. As a result, a broker or nominee will not be able to vote your shares for Proposal 1 or Proposal 4. For this reason, we urge you to give voting instructions to your broker. If any “routine” matters are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matter.

How can I change my vote or revoke my proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet, or telephone), by attending the annual meeting and voting in person via webcast, or by written notice addressed to: Company’s Secretary at Glucotrack, Inc., 301 Rte. 17 North, Rutherford, NJ 07070. To be effective, a proxy revocation must be received by us at or prior to the Annual Meeting.

With respect to Internet and telephone votes, the last vote transmitted will be the vote counted. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

The Company has retained Sodali & Co. (“Sodali”) as the Company’s proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. In addition, the Company’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the Record Date by them.

Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company has retained Sodali as the Company’s proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Sodali an estimated fee of approximately $12,500 as well as reasonable and customary documented expenses. The Company has also agreed to indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

Can I submit a proposal for inclusion in the proxy statement for the 2025 annual meeting?

Our stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2026 annual meeting of shareholders by submitting their proposals in writing to the principal executive officer of the Company in a timely manner. Please see “Stockholder Proposals” beginning on page 45 for more information.

How do I obtain a list of the Company’s stockholders?

A list of the Company’s stockholders as of April 21, 2025, the Record Date for the Annual Meeting, will be available for inspection at the Company’s corporate headquarters, located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 during normal business hours during the 10-day period immediately prior to the Annual Meeting.

44

Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the Annual Meeting.

STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our principal executive officer at our principal executive offices located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 no later than December 29, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our principal executive officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than December 31, 2025 and no later than January 28, 2026. If a stockholder fails to provide timely notice of a proposal to be presented at our 2026 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 23, 2026. Stockholders desiring to nominate a director or submit a proposal are advised to examine the Company’s Bylaws, as they contain additional submission requirements.

OTHER MATTERS

This proxy statement and the Annual Report are available at our corporate website at www.glucotrack.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.virtualshareholdermeeting.com/GCTK2025, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available at www.virtualshareholdermeeting.com/GCTK2025. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, Attn: Secretary.

45

The Board does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of Annual Meeting of stockholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations

Glucotrack, Inc.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

(201) 842-7715

investors@glucotrack.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy card and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Paul Goode
Paul Goode Chief Executive Officer

Rutherford, New Jersey

April 28, 2025

46

Appendix A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

Glucotrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Glucotrack, Inc.

2. The Certificate of Incorporation of the Corporation is amended by replacing Article IV with the following:

“The total number of shares of common stock which the Corporation is authorized to issue is 250,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [__] shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

The Reverse Stock Split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 4:30 p.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

GLUCOTRACK, INC.

By:
Name:	Paul V. Goode
Title:	Chief Executive Officer

A-1

Appendix B

AMENDMENT TO

GLUCOTRACK, INC. 2024

EQUITY INCENTIVE PLAN

This Amendment (this “Amendment”) to the Glucotrack, Inc. 2024 Equity Incentive Plan, as amended (the “Plan”) is dated as of May 22, 2025 (“Effective Date”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

WHEREAS, the Company currently maintaining the Plan;

WHEREAS, pursuant to Section 18 of the Plan, the Board may at any time amend, alter, suspend, or terminate the Plan; and

WHEREAS, the Board believes that it is in the best interests of the Company and its shareholders to amend the Plan to increase the shares subject to the Plan.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan effective as of the Effective Date:

1. Subject to the approval of the Company’s stockholders, effective as of the Effective Date, the first sentence of Section 4(a) of the Plan is hereby amended in its entirety to read as follows:

“Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is 7,500,000 (the “Plan Share Limit”).”.

2. Full Force and Effect. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

3. Construction. This Amendment shall be construed in accordance with the internal law of the State of Delaware.

IN WITNESS WHEREOF, the Company has executed this Amendment to the Plan as of the Effective Date.

GLUCOTRACK, INC.

By:
Name:	Paul V. Goode
Title:	Chief Executive Officer

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73773-P33099

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLUCOTRACK, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Andrew Balo	☐	☐	☐
1b. Victoria Carr-Brendel	☐	☐	☐
1c. Erin Carter	☐	☐	☐
1d. Paul V. Goode	☐	☐	☐
1e. Luis Malavé	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. To ratify the previous appointment by the Audit Committee of the Board of Fahn Kanne & Co. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. To approve an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Amended and Restated Certificate of Incorporation") to effect a reverse stock split of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a ratio not to exceed one-for-one hundred, with such ratio to be determined at the sole discretion of the Company's management (the "Reverse Stock Split"), and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by management in its sole discretion.	☐	☐	☐
4. To approve an amendment to the Glucotrack, Inc. 2024 Equity Incentive Plan (the "2024 Plan") to increase the aggregate number of shares of Common Stock available for issuance under the 2024 Plan to 7,500,000 shares of Common Stock.	☐	☐	☐

5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report to Stockholders (which includes our Annual Report on Form 10-K) are available at www.proxyvote.com.

V73774-P33099

GLUCOTRACK, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2025 12:00 p.m. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder hereby appoints Paul V. Goode and Peter C. Wulff, and each of them as proxies, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side